UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 1, 2024

NI Holdings, Inc.
(Exact name of registrant as specified in its charter)

North Dakota	001-37973	81-2683619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 First Avenue North Fargo, North Dakota
(Address of principal executive offices)

58102
(Zip code)

(701) 298-4200
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	NODK	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [ ]

Item 4.01.	Changes in Registrant’s Certifying Accountant.

NI Holdings, Inc., (the “Company”) was notified that Mazars USA LLP (“Mazars”), the Company’s independent registered public accounting firm, entered into a transaction with FORVIS, LLP (“FORVIS”), whereby substantially all of the partners and employees of Mazars joined FORVIS. As a result, on the effective date of June 1, 2024, FORVIS changed its name to Forvis Mazars, LLP and Mazars resigned as the Company’s independent registered public accounting firm. The Audit Committee of the Company’s Board of Directors has appointed Forvis Mazars, LLP to serve as the Company's independent registered public accounting firm effective June 1, 2024.

The audit reports of Mazars on the Company's consolidated financial statements and internal control over financial reporting for the fiscal years ended December 31, 2023 and December 31, 2022 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2023 and December 31, 2022 and the interim period through June 1, 2024, the Company had no disagreements with Mazars on any matter of accounting principles or practices, financial statement disclosures or audit scope or procedure, which disagreements, if not resolved to the satisfaction of Mazars, would have caused them to make reference thereto in their report on the consolidated financial statements for such years.

During the Company's two most recent fiscal years ended December 31, 2023 and December 31, 2022 and the interim period through June 1, 2024, neither the Company nor anyone on its behalf consulted with Forvis Mazars regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or (ii) any matter that was either the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company provided to Mazars a copy of the statements made in this Item 4.01. Attached as Exhibit 16.1 to this Form 8-K is a letter from Mazars to the Securities and Exchange Commission, dated June 5, 2024, stating that they agree with these statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
16.1	Letter from Mazars, dated June 5, 2024.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NI Holdings, Inc.

Date: June 5, 2024	By:	/s/ Michael J. Alexander
Michael J. Alexander
President and Chief Executive Officer